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                       DRUEN, DIETRICH, REYNOLDS & KOOGLER
                                ATTORNEYS AT LAW
                              ONE NATIONWIDE PLAZA
                            COLUMBUS, OHIO 43215-2220

                                 (614) 249-7617
                            FACSIMILE: (614) 249-2418

BRIAN M. BACON     ANGELA R. JETT      CHRISTINE A. NESS    THERESA R. SCHAEFER
THOMAS E. BARNES   LEROY JOHNSTON, III PETER J. OESTERLING* W. JOSEPH SCHLEPPI
ROGER A. CRAIG     MARK B. KOOGLER     RANDALL L. ORR       DAVID E. SIMAITIS
RAE ANN DANKOVIC   WALTER R. LEAHY     ROBERT M. PARSONS    KENT N. SIMMONS
ELIZABETH A. DAVIN GEORGE K. MACKLIN   THOMAS J. PRUNTE     DINA A. TANTRA
THOMAS W. DIETRICH RANDALL W. MAY      ARLENE L. REILLY     LEE A. THORNBURY
W. SIDNEY DRUEN    M. LINDA MAZZITTI   LUCINDA A. REYNOLDS  PHILIP W. WHITAKER
JOHN D. GILLESPIE  DAVID A. MEYER      DANIEL R. RUPP       DAVID L. WHITE
JEANNE A. GRIFFIN  SANDRA L. NEELY     ANNE DANZA SAXON     STEVEN L. ZISSER

               Practice limited to Nationwide Insurance Companies
                         and their associated companies

* Practice limited to the State of Pennsylvania

September 3, 1998

VIA EDGAR
---------

Nationwide Investing Foundation III
Three Nationwide Plaza, 26th Floor
Columbus, Ohio 43215

Re:      Nationwide Investing Foundation III
         Post-Effective Amendment No. 5
         SEC File Nos. 333-40455, 811-08495

Ladies and Gentlemen:

In connection with the filing of Post-Effective Amendment No. 5 to the Registration Statement for Nationwide Investing Foundation III (the "Amendment"), it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of Class R and Class Y Shares of the Nationwide S&P 500 Index Fund of the Nationwide Investing Foundation III, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as an exhibit to the Amendment.

Very truly yours,

DRUEN, DIETRICH, REYNOLDS & KOOGLER

/s/ Druen, Dietrich, Reynolds & Koogler